UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2013

WESTERN ASSET

SHORT-TERM BOND FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks current income, preservation of capital and liquidity.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Short-Term Bond Fund for the twelve-month reporting period ended December 31, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individual investors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 31, 2014

II	Western Asset Short-Term Bond Fund

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended December 31, 2013 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.1% during the first quarter of 2013. The economic expansion then accelerated, as GDP growth was 2.5% during the second quarter. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. The economy gained further momentum during the third quarter, with GDP growth of 4.1%, its best reading since the fourth quarter of 2011. Stronger growth was driven, in part, by an increase in private inventory investment, a deceleration in imports and accelerating state and local government spending. The U.S. Department of Commerce’s initial reading for fourth quarter 2013 GDP growth, released after the reporting period ended, was 3.2%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments.

The U.S. job market improved during the reporting period, although unemployment remained elevated from a historical perspective. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. Unemployment fell to 7.7% in February 2013 and generally edged lower over the remainder of the period, falling to 6.7% in December. This represented the lowest level since October 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in December, its lowest level since 1978. In addition, the number of longer-term unemployed continues to be high, as roughly 37.7% of the 10.4 million Americans looking for work in December 2013 had been out of work for more than six months.

While sales of existing-homes declined at times throughout the reporting period given rising mortgage rates, they moved higher at the end of the year. According to the National Association of Realtors (“NAR”), existing-home sales rose 1.0% on a seasonally adjusted basis in December 2013 versus the previous month, although they were 0.6% lower than in December 2012. However, existing homes sales in 2013 were 9.1% higher than the previous year and 2013’s sales were the strongest since 2006. In addition, the NAR reported that the median existing-home price for all housing types was $198,100 in December 2013, up 9.9% from December 2012. The inventory of homes available for sale in December 2013 was 11% lower than the previous month at a 4.6 month supply at the current sales pace but 1.6% higher than in December 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced a temporary soft patch. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during the first four months of the reporting period. It then contracted in May 2013, with a PMI of 49.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s lowest reading since June 2009. However, the contraction was a short-term setback, as the PMI rose over the next seven months and peaked at 57.3 in November, the best reading since April 2011. The PMI

Western Asset Short-Term Bond Fund	III

Investment commentary (cont’d)

then moderated somewhat in December 2013, edging back to a still strong 57.0.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” At its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency mortgage-backed securities at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, after the reporting period ended, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion a month ($30 billion per month of agency mortgage-backed securities and $35 billion per month of longer-term Treasury securities).

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 31, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset Short-Term Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks current income, preservation of capital and liquidity. Under normal market conditions, the Fund invests at least 80% of its assets in investment grade fixed-income securities.

Securities in which the Fund invests include corporate debt securities, bank obligations, mortgage- and asset-backed securities and securities issued by the U.S. government and its agencies and instrumentalities. Investment grade securities are those rated by a rating agency at the time of purchase in one of the top four ratings categories (that is, securities rated in the Baa/BBB categories or above) or, if unrated, securities that we judge to be of comparable quality. The Fund may, invest up to 25% of its assets in U.S. dollar denominated securities of non-U.S. issuers. The Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00 per share. The Fund may invest in securities of any maturity and normally maintains an average effective portfolio maturity of not more than three years.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may gain exposure to a security, an issuer, an index or a basket of securities, or a market, by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationi) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Funds’ reporting period?

A. The spread sectors (non-Treasuries) experienced several periods of heightened risk aversion but largely outperformed equal-duration Treasuries over the twelve months ended December 31, 2013. However, most spread sectors posted negative absolute returns during the reporting period. Risk aversion was prevalent at times given mixed economic data, geopolitical issues, signs of shifting monetary policy by the Federal Reserve Board (“Fed”)ii and the U.S government’s sixteen-day partial shutdown which ended on October 16, 2013.

Both short- and long-term Treasury yields moved higher during the twelve months ended December 31, 2013. Two-year Treasury yields rose from 0.25% at the beginning of the period to 0.38% at the end of the period. Their peak of 0.52% occurred on September 5, 2013 and they were as low as 0.20% in late April and early May 2013. Ten-year Treasury yields were 1.78% at the beginning of the period and reached a low of 1.66% in early May 2013. Their peak of 3.04% occurred on December 31, 2013, as fixed-income investors reacted negatively to the Fed’s announcement that it would start tapering its asset purchase program. This was the highest level for the ten-year

Western Asset Short-Term Bond Fund 2013 Annual Report	1

Fund overview (cont’d)

Treasury since July 2011. All told, the Barclays U.S. Aggregate Indexiii returned -2.02% for the twelve months ended December 31, 2013, its first calendar year decline since 1999.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We increased the Fund’s allocation to investment grade corporate bonds, largely in the Industrials and Financials sectors. We also added to the Fund’s exposure to agency mortgage-backed securities (“MBS”), mostly Fannie Mae and Ginnie Mac securities. In contrast, we reduced the Fund’s allocations to Treasuries and cash.

The Fund used U.S. Treasury futures, Eurodollar futures and options and interest rate swaptions to manage our duration and yield curveiv exposure. Overall, these instruments contributed to performance. Credit default swaps, which were used to hedge our exposure to certain non-agency MBS, did not meaningfully impact performance.

Performance review

For the twelve months ended December 31, 2013, Class A shares of Western Asset Short-Term Bond Fund, excluding sales charges, returned 0.32%. The Fund’s unmanaged benchmark, the Citigroup Treasury/Government Sponsored/Credit 1-3 Year Indexv, returned 0.66% for the same period. The Lipper Short Investment Grade Debt Funds Category Average1 returned 0.57% over the same time frame.

Performance Snapshot as of December 31, 2013 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Short-Term Bond Fund:
Class A	0.60%	0.32%
Class C	0.20%	-0.44%
Class C1♦	0.48%	0.07%
Class I	0.75%	0.63%
Class IS	0.76%	0.66%
Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index	0.60%	0.66%
Lipper Short Investment Grade Debt Funds Category Average[1]	0.94%	0.57%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 292 funds for the six-month period and among the 288 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

♦

Effective August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

2	Western Asset Short-Term Bond Fund 2013 Annual Report

would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2013 for Class A, Class C, Class C1, Class I and Class IS shares were 0.38%, -0.52%, 0.16%, 0.57% and 0.61%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class C shares would have been -1.00%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2013, the gross total annual operating expense ratios for Class A, Class C, Class C1, Class I and Class IS shares were 0.80%, 1.61%, 1.04%, 0.46% and 0.46%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.60% for Class C shares, 0.55% for Class I shares and 0.45% for Class IS shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our overweight to non-agency MBS. They were supported by attractive yields, continued principal paydowns and signs of improvement in the housing market.

The Fund’s overweight to investment grade corporate bonds was also beneficial. Their spreads narrowed as corporate profits often exceeded expectations and investor demand was generally solid as they looked to generate incremental yield in the low interest rate environment. Adding the most value were the Fund’s holdings in the Financials and Industrials sectors. In particular, overweight positions in Citigroup, Inc., Goldman Sachs Group, Inc. and Ecopetrol SA were positive for results.

Elsewhere, having a duration that was shorter than that of the benchmark contributed to performance as rates moved higher during the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance for the period was its yield curve positioning. In particular, having an overweight to the intermediate part of the curve was not rewarded as the curve

Western Asset Short-Term Bond Fund 2013 Annual Report	3

Fund overview (cont’d)

steepened during the period with longer-term rates rising more than their front end counterparts.

Elsewhere, overweights to shorter-term agency MBS, hybrids, and such, were a drag on results as they underperformed the benchmark.

Finally, certain individual investment grade bond holdings detracted from the Fund’s relative performance for the period. In particular, overweights in Chevron Corp. and Apple, Inc. were negative for results.

Thank you for your investment in Western Asset Short-Term Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 24, 2014

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund’s investments may be subject to prepayment risks. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2013 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 28 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2013 were: Corporate Bonds & Notes (46.9%), Asset-Backed Securities (21.4%), Collateralized Mortgage Obligations (16.6%), U.S. Government & Agency Obligations (6.4%) and Mortgage-Backed Securities (6.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

4	Western Asset Short-Term Bond Fund 2013 Annual Report

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]	The Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index is a broad-based index of short-term U.S. Treasury and corporate debt securities.

Western Asset Short-Term Bond Fund 2013 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2013 and December 31, 2012 and does not include derivatives, such as written options, swap contracts and futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Short-Term Bond Fund 2013 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2013 and held for the six months ended December 31, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.60%	$1,000.00	$1,006.00	0.77%	$3.89	Class A	5.00%	$1,000.00	$1,021.32	0.77%	$3.92
Class C	0.20	1,000.00	1,002.00	1.57	7.92	Class C	5.00	1,000.00	1,017.29	1.57	7.98
Class C1	0.48	1,000.00	1,004.80	1.02	5.15	Class C1	5.00	1,000.00	1,020.06	1.02	5.19
Class I	0.75	1,000.00	1,007.50	0.47	2.38	Class I	5.00	1,000.00	1,022.84	0.47	2.40
Class IS	0.76	1,000.00	1,007.60	0.45	2.28	Class IS	5.00	1,000.00	1,022.94	0.45	2.29

Western Asset Short-Term Bond Fund 2013 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Western Asset Short-Term Bond Fund 2013 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1♦	Class I	Class IS
Twelve Months Ended 12/31/13	0.32%	-0.44%	0.07%	0.63%	0.66%
Five Years Ended 12/31/13	5.24	N/A	4.96	5.63	N/A
Ten Years Ended 12/31/13	2.03	N/A	1.57	2.40	N/A
Inception* through 12/31/13	3.86	0.33	1.75	3.72	0.94

With sales charges[2]	Class A	Class C	Class C1♦	Class I	Class IS
Twelve Months Ended 12/31/13	-1.93%	-1.43%	0.07%	0.63%	0.66%
Five Years Ended 12/31/13	4.74	N/A	4.96	5.63	N/A
Ten Years Ended 12/31/13	1.79	N/A	1.57	2.40	N/A
Inception* through 12/31/13	3.75	0.33	1.75	3.72	0.94

Cumulative total returns
Without sales charges[1]
Class A (12/31/03 through 12/31/13)	22.24%
Class C (Inception date of 8/1/12 through 12/31/13)	0.47
Class C1♦ (12/31/03 through 12/31/13)	16.84
Class I (12/31/03 through 12/31/13)	26.74
Class IS (Inception date of 10/5/12 through 12/31/13)	1.17

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	Inception dates for Class A, C, C1♦, I and IS shares are November 11, 1991, August 1, 2012, August 5, 2002, February 7, 1996 and October 5, 2012, respectively.

Western Asset Short-Term Bond Fund 2013 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Short-Term Bond Fund vs. Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index† — December 2003 - December 2013

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Short-Term Bond Fund on December 31, 2003, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2013. The hypothetical illustration also assumes a $10,000 investment, in the Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index. The Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index is a broad-based index of short-term U.S. Treasury and corporate debt securities. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Short-Term Bond Fund 2013 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index
EM	— Emerging Markets
IG Credit	— Investment Grade Credit
WA Short-Term	— Western Asset Short-Term Bond Fund
MBS	— Mortgage-Backed Securities

Western Asset Short-Term Bond Fund 2013 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — December 31, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index
EM	— Emerging Markets
IG Credit	— Investment Grade Credit
WA Short-Term	— Western Asset Short-Term Bond Fund
MBS	— Mortgage-Backed Securities

12	Western Asset Short-Term Bond Fund 2013 Annual Report

Schedule of investments

December 31, 2013

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 46.9%
Consumer Discretionary — 2.2%
Automobiles — 1.3%
Daimler Finance NA LLC, Senior Notes	0.857%	3/28/14	$1,400,000	$1,402,020	(a)(b)
Daimler Finance NA LLC, Senior Notes	0.843%	1/9/15	1,240,000	1,244,466	(a)(b)
Daimler Finance NA LLC, Senior Notes	2.300%	1/9/15	1,100,000	1,115,563	(a)
Daimler Finance NA LLC, Senior Notes	1.102%	8/1/18	2,880,000	2,898,732	(a)(b)
Hyundai Capital America, Senior Notes	1.625%	10/2/15	1,150,000	1,156,253	(a)
Total Automobiles				7,817,034
Hotels, Restaurants & Leisure — 0.4%
McDonald’s Corp., Senior Notes	0.750%	5/29/15	2,100,000	2,112,982
Household Durables — 0.0%
Newell Rubbermaid Inc., Senior Notes	2.000%	6/15/15	170,000	172,247
Media — 0.5%
Time Warner Cable Inc., Senior Notes	8.250%	2/14/14	690,000	695,944
Time Warner Cable Inc., Senior Notes	3.500%	2/1/15	1,070,000	1,099,664
Walt Disney Co., Senior Notes	0.450%	12/1/15	1,010,000	1,009,446
Total Media				2,805,054
Total Consumer Discretionary				12,907,317
Consumer Staples — 3.8%
Beverages — 1.7%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.125%	1/15/15	1,160,000	1,203,912
Anheuser-Busch InBev Worldwide Inc., Senior Notes	0.800%	7/15/15	2,430,000	2,443,025
Coca-Cola Co., Senior Notes	0.193%	3/14/14	1,890,000	1,890,196	(b)
PepsiCo Inc., Senior Notes	2.500%	5/10/16	4,000,000	4,152,492
Total Beverages				9,689,625
Food & Staples Retailing — 0.9%
Costco Wholesale Corp., Senior Notes	0.650%	12/7/15	790,000	791,833
Kroger Co., Notes	3.900%	10/1/15	80,000	84,246
Kroger Co., Senior Notes	1.200%	10/17/16	500,000	500,556
Sysco Corp., Senior Notes	0.550%	6/12/15	1,480,000	1,481,936
Wal-Mart Stores Inc., Senior Notes	0.600%	4/11/16	2,120,000	2,118,111
Total Food & Staples Retailing				4,976,682
Food Products — 1.0%
Kraft Foods Group Inc., Senior Notes	1.625%	6/4/15	740,000	749,662
Mondelez International Inc., Senior Notes	4.125%	2/9/16	2,331,000	2,472,478
Unilever Capital Corp., Senior Notes	0.450%	7/30/15	1,750,000	1,751,130
WM Wrigley Jr. Co., Senior Notes	1.400%	10/21/16	540,000	541,188	(a)
Total Food Products				5,514,458

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2013 Annual Report	13

Schedule of investments (cont’d)

December 31, 2013

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Tobacco — 0.2%
Altria Group Inc., Senior Notes	9.250%	8/6/19	$190,000	$250,576
Philip Morris International Inc., Senior Notes	5.650%	5/16/18	940,000	1,080,671
Total Tobacco				1,331,247
Total Consumer Staples				21,512,012
Energy — 3.8%
Energy Equipment & Services — 0.1%
Cameron International Corp., Senior Notes	1.150%	12/15/16	620,000	618,397
Oil, Gas & Consumable Fuels — 3.7%
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	1,410,000	1,620,132
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	190,000	198,587
Chevron Corp., Senior Notes	1.104%	12/5/17	1,400,000	1,370,498
Devon Energy Corp., Senior Notes	1.200%	12/15/16	1,860,000	1,860,564
Ecopetrol SA, Senior Notes	4.250%	9/18/18	1,080,000	1,142,100
El Paso Natural Gas Co., Senior Notes	5.950%	4/15/17	1,250,000	1,396,080
Enterprise Products Operating LLC, Senior Notes	9.750%	1/31/14	890,000	896,243
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	2,630,000	2,720,635
Petroleos Mexicanos, Senior Notes	4.875%	3/15/15	1,690,000	1,777,880
Petroleos Mexicanos, Senior Notes	2.266%	7/18/18	3,380,000	3,489,850	(b)
Phillips 66 Co., Senior Notes	1.950%	3/5/15	1,000,000	1,014,224
TransCanada PipeLines Ltd., Senior Notes	0.875%	3/2/15	410,000	411,311
TransCanada PipeLines Ltd., Senior Notes	0.927%	6/30/16	3,070,000	3,100,758	(b)
Total Oil, Gas & Consumable Fuels				20,998,862
Total Energy				21,617,259
Financials — 24.8%
Capital Markets — 2.9%
Bear Stearns Cos. LLC, Senior Notes	6.400%	10/2/17	1,740,000	2,021,088
BlackRock Inc., Senior Notes	3.500%	12/10/14	350,000	360,312
Credit Suisse AG/Guernsey, Secured Bonds	2.600%	5/27/16	1,780,000	1,852,572	(a)
Credit Suisse AG/Guernsey, Senior Secured Bonds	1.625%	3/6/15	1,400,000	1,418,321	(a)
Deutsche Bank AG, Senior Notes	6.000%	9/1/17	1,200,000	1,371,750
Goldman Sachs Group Inc., Senior Notes	3.300%	5/3/15	3,060,000	3,153,835
Goldman Sachs Group Inc., Senior Notes	5.750%	10/1/16	800,000	893,366
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	2/13/14	3,190,000	0	(c)(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	1,010,000	0	(c)(d)(e)(f)
Macquarie Bank Ltd., Senior Notes	2.000%	8/15/16	2,860,000	2,894,360	(a)
Merrill Lynch & Co. Inc., Subordinated Notes	6.050%	5/16/16	700,000	770,587
UBS AG, Senior Notes	2.250%	1/28/14	250,000	250,326

See Notes to Financial Statements.

14	Western Asset Short-Term Bond Fund 2013 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	$1,157,000	$1,196,476
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	270,000	290,085
Total Capital Markets				16,473,078
Commercial Banks — 13.7%
Abbey National Treasury Services PLC, Senior Notes	4.000%	4/27/16	1,600,000	1,699,816
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	310,000	314,872	(a)
Australia & New Zealand Banking Group Ltd., Senior Notes	0.900%	2/12/16	2,410,000	2,408,561
Bank Nederlandse Gemeenten NV, Senior Bonds	1.000%	11/17/14	2,300,000	2,313,671	(a)
Bank of Nova Scotia, Secured Bonds	1.650%	10/29/15	3,260,000	3,325,389	(a)
Bank of Nova Scotia, Senior Notes	0.764%	7/15/16	3,140,000	3,154,626	(b)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	1,130,000	1,165,977	(a)
BB&T Corp., Senior Notes	5.700%	4/30/14	350,000	356,063
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	1,400,000	1,411,375
BNP Paribas SA, Senior Notes	1.144%	1/10/14	790,000	790,135	(b)
BNP Paribas SA, Senior Notes	0.832%	12/12/16	950,000	952,078	(b)
BNP Paribas SA, Senior Secured Bonds	2.200%	11/2/15	2,700,000	2,769,285	(a)
Commonwealth Bank of Australia, Senior Notes	2.900%	9/17/14	3,910,000	3,981,666	(a)
Commonwealth Bank of Australia, Senior Notes	1.950%	3/16/15	2,070,000	2,105,219
Commonwealth Bank of Australia, Senior Notes	0.745%	9/20/16	1,900,000	1,905,890	(a)(b)
Compagnie de Financement Foncier, Secured Bonds	2.250%	3/7/14	1,100,000	1,104,211	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	3,690,000	3,887,983
Credit Agricole Home Loan SFH, Secured Bonds	0.992%	7/21/14	800,000	802,524	(a)(b)
Credit Agricole SA, Senior Notes	3.500%	4/13/15	1,360,000	1,404,124	(a)
Danske Bank A/S, Senior Notes	1.294%	4/14/14	1,300,000	1,302,544	(a)(b)
DnB NOR Boligkreditt, Secured Bonds	2.900%	3/29/16	2,480,000	2,595,315	(a)
Export-Import Bank of Korea, Senior Bonds	1.094%	9/17/16	750,000	753,437	(b)
HSBC Bank PLC, Bonds	1.625%	7/7/14	2,460,000	2,476,128	(a)
HSBC USA Inc., Senior Notes	1.128%	9/24/18	1,990,000	1,995,053	(b)
ING Bank NV, Secured Bonds	2.500%	1/14/16	3,060,000	3,158,569	(a)
Mizuho Bank Ltd., Senior Notes	2.550%	3/17/17	1,920,000	1,959,742	(a)
National Australia Bank of New York, Senior Notes	1.600%	8/7/15	1,190,000	1,209,447
National Bank of Canada, Secured Bonds	2.200%	10/19/16	1,840,000	1,900,356	(a)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	760,000	781,289	(a)
Nordea Eiendomskreditt AS, Mortgage Secured Bonds	1.875%	4/7/14	2,940,000	2,952,977	(a)
Royal Bank of Canada, Senior Notes	0.800%	10/30/15	3,560,000	3,570,388
Royal Bank of Canada, Senior Notes	0.850%	3/8/16	2,100,000	2,098,209
Royal Bank of Canada, Senior Secured Bonds	0.625%	12/4/15	1,190,000	1,190,139

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2013 Annual Report	15

Schedule of investments (cont’d)

December 31, 2013

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
Societe Generale, Senior Notes	1.296%	4/11/14	$1,700,000	$1,704,204	(a)(b)
Sparebank 1 Boligkreditt AS, Secured Bonds	2.625%	5/27/16	2,130,000	2,218,416	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	930,000	962,043	(a)
Swedbank AB, Secured Bonds	0.697%	3/28/14	300,000	300,350	(a)(b)
Toronto-Dominion Bank, Senior Bonds	1.500%	9/9/16	2,840,000	2,876,775
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	2/13/14	2,580,000	2,373,600	(b)(g)
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	1,870,000	1,992,246
Westpac Banking Corp., Senior Notes	0.976%	7/30/18	2,250,000	2,263,637	(b)
Total Commercial Banks				78,488,329
Consumer Finance — 2.8%
American Express Co., Senior Notes	0.828%	5/22/18	60,000	60,023	(b)
American Express Credit Corp., Senior Notes	1.750%	6/12/15	1,840,000	1,870,358
American Express Credit Corp., Senior Notes	2.375%	3/24/17	2,000,000	2,057,352
American Honda Finance Corp., Notes	1.000%	8/11/15	1,300,000	1,305,615	(a)
American Honda Finance Corp., Senior Notes	3.500%	3/16/15	520,000	537,030	(a)
Caterpillar Financial Services Corp., Senior Notes	1.050%	3/26/15	1,500,000	1,509,943
Caterpillar Financial Services Corp., Senior Notes	1.100%	5/29/15	510,000	514,288
PACCAR Financial Corp., Senior Notes	0.800%	2/8/16	850,000	849,147
SLM Corp., Notes	0.538%	1/27/14	3,600,000	3,595,738	(b)
Toyota Motor Credit Corp., Senior Notes	1.000%	2/17/15	790,000	795,572
Toyota Motor Credit Corp., Senior Notes	0.875%	7/17/15	450,000	452,938
Toyota Motor Credit Corp., Senior Notes	2.000%	9/15/16	2,220,000	2,285,013
Total Consumer Finance				15,833,017
Diversified Financial Services — 4.2%
Bank of America Corp., Senior Notes	6.500%	8/1/16	1,050,000	1,186,257
Citigroup Inc., Senior Notes	6.000%	8/15/17	6,120,000	6,981,084
Citigroup Inc., Senior Notes	6.125%	11/21/17	2,000,000	2,307,442
General Electric Capital Corp., Senior Notes	0.894%	7/12/16	2,910,000	2,932,244	(b)
JPMorgan Chase & Co., Senior Notes	3.150%	7/5/16	1,860,000	1,951,168
Private Export Funding Corp., Notes	4.950%	11/15/15	2,060,000	2,235,016
SSIF Nevada LP, Senior Notes	0.944%	4/14/14	3,010,000	3,015,388	(a)(b)
Svensk Exportkredit AB, Notes	1.750%	10/20/15	220,000	224,964
Total Capital International SA, Senior Notes	0.750%	1/25/16	3,250,000	3,245,466
Total Diversified Financial Services				24,079,029
Insurance — 1.0%
MetLife Inc., Senior Notes	2.375%	2/6/14	2,770,000	2,775,078
Prudential Financial Inc., Senior Notes	1.021%	8/15/18	2,350,000	2,360,114	(b)
Prudential Holdings LLC, Senior Secured Notes	1.118%	12/18/17	780,000	776,388	(a)(b)
Total Insurance				5,911,580

See Notes to Financial Statements.

16	Western Asset Short-Term Bond Fund 2013 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Thrifts & Mortgage Finance — 0.2%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	$800,000	$853,549
Total Financials				141,638,582
Health Care — 3.2%
Health Care Equipment & Supplies — 0.5%
Baxter International Inc., Senior Notes	0.950%	6/1/16	1,500,000	1,500,729
Medtronic Inc., Senior Notes	3.000%	3/15/15	1,510,000	1,558,447
Total Health Care Equipment & Supplies				3,059,176
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific Inc., Senior Notes	2.250%	8/15/16	270,000	276,299
Pharmaceuticals — 2.6%
AbbVie Inc., Senior Notes	1.200%	11/6/15	2,690,000	2,718,578
AbbVie Inc., Senior Notes	1.750%	11/6/17	1,000,000	999,211
GlaxoSmithKline Capital PLC, Senior Notes	0.750%	5/8/15	2,070,000	2,078,920
Johnson & Johnson, Senior Notes	1.200%	5/15/14	3,250,000	3,260,003
Perrigo Co. PLC, Senior Notes	1.300%	11/8/16	1,030,000	1,027,145	(a)
Takeda Pharmaceutical Co., Ltd., Senior Notes	1.031%	3/17/15	1,990,000	2,000,551	(a)
Teva Pharmaceutical Finance III BV, Senior Notes	0.746%	3/21/14	2,060,000	2,061,640	(b)
Zoetis Inc., Senior Notes	1.150%	2/1/16	630,000	631,038
Total Pharmaceuticals				14,777,086
Total Health Care				18,112,561
Industrials — 2.1%
Aerospace & Defense — 0.7%
Boeing Co., Senior Notes	0.252%	11/3/14	3,040,000	3,040,946	(b)
Precision Castparts Corp., Senior Notes	0.700%	12/20/15	1,040,000	1,040,631
Total Aerospace & Defense				4,081,577
Airlines — 0.3%
United Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	830,802	880,650
United Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	199,214	217,402
United Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	814,802	879,986
Total Airlines				1,978,038
Electrical Equipment — 0.5%
Eaton Corp., Senior Notes	0.950%	11/2/15	2,800,000	2,813,108
Industrial Conglomerates — 0.2%
United Technologies Corp., Senior Notes	5.375%	12/15/17	900,000	1,026,529
Machinery — 0.4%
John Deere Capital Corp., Notes	0.700%	9/4/15	230,000	230,998

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2013 Annual Report	17

Schedule of investments (cont’d)

December 31, 2013

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Machinery — continued
John Deere Capital Corp., Senior Notes	0.875%	4/17/15	$1,760,000	$1,770,535
Total Machinery				2,001,533
Total Industrials				11,900,785
Information Technology — 1.4%
Computers & Peripherals — 0.6%
Apple Inc., Senior Notes	0.450%	5/3/16	3,400,000	3,377,268
IT Services — 0.3%
International Business Machines Corp., Senior Notes	0.550%	2/6/15	1,900,000	1,903,333
Software — 0.5%
Oracle Corp., Senior Notes	0.824%	1/15/19	2,960,000	2,975,374	(b)
Total Information Technology				8,255,975
Materials — 2.1%
Chemicals — 0.8%
Dow Chemical Co., Notes	5.700%	5/15/18	18,000	20,600
E.I. du Pont de Nemours & Co., Senior Notes	3.250%	1/15/15	1,350,000	1,389,082
Praxair Inc., Senior Notes	0.750%	2/21/16	3,000,000	2,994,330
Total Chemicals				4,404,012
Metals & Mining — 1.3%
BHP Billiton Finance USA Ltd., Senior Notes	5.400%	3/29/17	2,340,000	2,622,674
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.150%	3/1/17	720,000	725,244
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.375%	3/15/18	150,000	149,782
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.100%	3/15/20	140,000	136,204
Rio Tinto Finance USA Ltd., Senior Notes	1.125%	3/20/15	410,000	412,406
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	1,240,000	1,279,502
Rio Tinto Finance USA Ltd., Senior Notes	2.250%	9/20/16	1,100,000	1,132,843
Vale Overseas Ltd., Notes	6.250%	1/23/17	1,030,000	1,147,561
Total Metals & Mining				7,606,216
Total Materials				12,010,228
Telecommunication Services — 2.5%
Diversified Telecommunication Services — 2.2%
AT&T Inc., Senior Notes	0.800%	12/1/15	2,780,000	2,774,279
AT&T Inc., Senior Notes	0.900%	2/12/16	1,260,000	1,254,251
British Telecommunications PLC, Senior Notes	2.000%	6/22/15	1,340,000	1,364,058
British Telecommunications PLC, Senior Notes	1.625%	6/28/16	1,660,000	1,675,646
Verizon Communications Inc., Senior Notes	0.700%	11/2/15	4,000,000	3,990,652
Verizon Communications Inc., Senior Notes	1.993%	9/14/18	1,320,000	1,389,536	(b)
Total Diversified Telecommunication Services				12,448,422

See Notes to Financial Statements.

18	Western Asset Short-Term Bond Fund 2013 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Wireless Telecommunication Services — 0.3%
America Movil SAB de CV, Notes	2.375%	9/8/16	$1,520,000	$1,571,938
Rogers Wireless Inc., Secured Notes	6.375%	3/1/14	300,000	302,874
Total Wireless Telecommunication Services				1,874,812
Total Telecommunication Services				14,323,234
Utilities — 1.0%
Electric Utilities — 1.0%
Duke Energy Corp., Senior Notes	2.100%	6/15/18	4,070,000	4,050,912
Duke Energy Indiana Inc., Secured Bonds	0.596%	7/11/16	1,460,000	1,462,749	(b)
Total Electric Utilities				5,513,661
Multi-Utilities — 0.0%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	10,000	12,719
PG&E Corp., Senior Notes	5.750%	4/1/14	160,000	161,985
Total Multi-Utilities				174,704
Total Utilities				5,688,365
Total Corporate Bonds & Notes (Cost — $267,238,515)				267,966,318
Asset-Backed Securities — 21.4%
Academic Loan Funding Trust, 2012-1A A1	0.965%	12/27/22	1,259,955	1,271,219	(a)(b)
Access Group Inc., 2005-1 A2	0.356%	3/23/20	965,296	962,874	(b)
Access Group Inc., 2005-B A2	0.468%	7/25/22	1,048,631	1,043,153	(b)
AESOP Funding II LLC, 2011-2A A	2.370%	11/20/14	1,800,000	1,820,566	(a)
Ally Auto Receivables Trust, 2012-3 A2	0.700%	1/15/15	111,424	111,435
Ally Auto Receivables Trust, 2012-4 A2	0.480%	5/15/15	825,058	825,228
American Express Credit Account Master Trust, 2012-3 A	0.317%	3/15/18	4,720,000	4,720,743	(b)
Amresco Residential Securities Mortgage Loan Trust, 1997-3 M1A	0.720%	9/25/27	50,421	47,958	(b)
ARI Fleet Lease Trust, 2012-A A	0.717%	3/15/20	887,628	889,506	(a)(b)
Asset-Backed Funding Certificates, 2002-WF2 A2	1.290%	5/25/32	180,471	174,022	(b)
Asset-Backed Funding Certificates, 2004-OPT2 M1	0.990%	8/25/33	420,093	405,872	(b)
Asset-Backed Securities Corp. Home Equity, 2003-HE7 M1	1.142%	12/15/33	123,325	116,434	(b)
Atrium CDO Corp., 5A A1	0.487%	7/20/20	2,083,667	2,058,921	(a)(b)
Avis Budget Rental Car Funding AESOP II LLC, 2012-1A A	2.054%	8/20/16	2,900,000	2,944,315	(a)
Ballyrock Ltd., 2006-1A A	0.458%	8/28/19	274,683	274,521	(a)(b)
Bayview Financial Acquisition Trust, 2004-C A1	0.797%	5/28/44	16,510	16,536	(b)
Bear Stearns Asset-Backed Securities Trust, 2003-2 A3	1.665%	3/25/43	92,999	90,941	(b)
Bear Stearns Asset-Backed Securities Trust, 2004-1 A2	0.685%	6/25/34	327,510	326,529	(b)
Black Diamond CLO Ltd., 2005-1A A1A	0.495%	6/20/17	81,324	81,325	(a)(b)
BMW Floorplan Master Owner Trust, 2012-1A A	0.567%	9/15/17	1,870,000	1,873,612	(a)(b)
Brazos Higher Education Authority Inc., 2005-2 A10	0.366%	12/26/19	2,834,843	2,821,461	(b)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2013 Annual Report	19

Schedule of investments (cont’d)

December 31, 2013

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
CarMax Auto Owner Trust, 2012-2 A2	0.640%	5/15/15	$75,369	$75,374
Castle Garden Funding, 2005-1A A2	0.499%	10/27/20	1,084,926	1,077,492	(a)(b)
CenterPoint Energy Transition Bond Co. LLC, 2012-1 A1	0.901%	4/15/18	1,688,057	1,689,015
Chase Issuance Trust, 2012-A6 A	0.297%	8/15/17	6,780,000	6,774,023	(b)
Citibank Credit Card Issuance Trust, 2013-A1 A1	0.264%	4/24/17	4,650,000	4,648,042	(b)
Countrywide Asset-Backed Certificates, 2002-S3 M1	4.800%	5/25/32	70,852	70,785	(b)
Countrywide Asset-Backed Certificates, 2007-QH1 A1	0.365%	2/25/37	189,418	126,120	(a)(b)
Countrywide Home Equity Loan Trust, 2004-0 2A	0.447%	2/15/34	206,100	154,999	(b)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.318%	11/15/36	156,719	132,597	(b)
Discover Card Execution Note Trust, 2013-A6 A6	0.617%	4/15/21	3,720,000	3,733,833	(b)
EFS Volunteer No. 3 LLC, 2012-1 A1	0.766%	10/25/21	972,648	972,028	(a)(b)
Flatiron CLO Ltd., 2013-1A A1	1.690%	1/17/26	1,250,000	1,246,750	(a)(b)(d)
Ford Credit Auto Lease Trust, 2012-B A2	0.540%	11/15/14	916,298	916,512
Ford Credit Auto Owner Trust, 2012-B A3	0.720%	12/15/16	2,740,981	2,745,778
Ford Credit Auto Owner Trust, 2012-D A2	0.400%	9/15/15	1,076,496	1,076,658
Ford Credit Floorplan Master Owner Trust, 2012-4 A2	0.517%	9/15/16	1,070,000	1,070,700	(b)
Ford Credit Floorplan Master Owner Trust, 2013-3 A1	0.790%	6/15/17	1,880,000	1,885,952
Ford Credit Floorplan Master Owner Trust, 2013-3 A2	0.467%	6/15/17	780,000	779,203	(b)
Gannett Peak CLO Ltd., 2006-1A A1A	0.488%	10/27/20	689,790	687,225	(a)(b)
GSAMP Trust, 2006-SEA1 A	0.465%	5/25/36	219,302	215,466	(a)(b)
Hertz Vehicle Financing LLC, 2010-1A A1	2.600%	2/25/15	90,000	90,195	(a)
Hertz Vehicle Financing LLC, 2013-1A A1	1.120%	8/25/17	2,520,000	2,516,691	(a)
Hewett’s Island CDO Ltd., 2007-1RA A	0.639%	11/12/19	2,115,409	2,077,864	(a)(b)
HLSS Servicer Advance Receivables Backed Notes, 2013-T1 A1	0.898%	1/15/44	1,450,000	1,450,015	(a)
Honda Auto Receivables Owner Trust, 2012-2 A2	0.560%	11/17/14	95,328	95,338
Honda Auto Receivables Owner Trust, 2012-2 A3	0.700%	2/16/16	2,400,000	2,405,010
Honda Auto Receivables Owner Trust, 2012-4 A4	0.660%	12/18/18	3,400,000	3,405,214
Honda Auto Receivables Owner Trust, 2013-2 A3	0.530%	2/16/17	3,450,000	3,449,907
LightPoint CLO Ltd., 2005-3A A1A	0.503%	9/15/17	595,141	587,719	(a)(b)
MASTR Specialized Loan Trust, 2006-3 A	0.425%	6/25/46	280,310	227,056	(a)(b)
Mercedes-Benz Auto Lease Trust, 2013-A A2	0.490%	6/15/15	1,400,000	1,400,370
Mercedes-Benz Auto Lease Trust, 2013-A A3	0.590%	2/15/16	2,550,000	2,552,073
Mercedes-Benz Auto Receivables Trust, 2012-1 A2	0.370%	3/16/15	129,571	129,580
Mercedes-Benz Auto Receivables Trust, 2012-1 A3	0.470%	10/17/16	920,000	920,326
Montana Higher Education Student Assistance Corp., 2012-1 A1	0.767%	9/20/22	375,550	375,317	(b)
NCUA Guaranteed Notes, 2010-A1 A	0.521%	12/7/20	2,804,814	2,807,787	(b)

See Notes to Financial Statements.

20	Western Asset Short-Term Bond Fund 2013 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Nelnet Student Loan Trust, 2005-4 A2	0.356%	12/22/23	$748,313	$747,466	(b)
Neuberger Berman CLO Ltd., 2013-15A X	1.152%	10/15/25	250,000	250,000	(a)(b)
Nissan Auto Receivables Owner Trust, 2011-A A3	1.180%	2/16/15	71,334	71,358
Nissan Auto Receivables Owner Trust, 2012-A A3	0.730%	5/16/16	768,940	770,752
Nissan Auto Receivables Owner Trust, 2012-B A2	0.390%	4/15/15	816,783	816,880
Nissan Auto Receivables Owner Trust, 2013-A A3	0.500%	5/15/17	3,900,000	3,898,959
Nissan Master Owner Trust Receivables, 2012-A A	0.637%	5/15/17	2,140,000	2,146,870	(b)
Northstar Education Finance Inc., 2005-1 A1	0.338%	10/28/26	611,070	611,238	(b)
Ocean Trails CLO I, 2006-1A A1	0.494%	10/12/20	1,388,175	1,365,455	(a)(b)
Ocean Trails CLO IV, 2013-4A X	1.371%	8/13/25	700,000	700,407	(a)(b)
PE Environmental Funding LLC, 2007-A A1	4.982%	7/15/14	145,130	146,848
Porsche Innovative Lease Owner Trust, 2012-1 A3	0.540%	12/21/15	3,440,000	3,438,342	(a)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.290%	8/25/33	186,894	156,874	(b)
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	16,875	16,207
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	220,275	228,547	(b)
Saratoga Investment Corp. CLO Ltd., 2013-1A A1	1.544%	10/20/23	1,250,000	1,233,209	(a)(b)
Saratoga Investment Corp. CLO Ltd., 2013-1A X	1.294%	10/20/23	700,000	700,637	(a)(b)
Saxon Asset Securities Trust, 2003-3 M1	1.140%	12/25/33	58,431	54,895	(b)
SLM Student Loan Trust, 2003-04 A5A	0.993%	3/15/33	87,100	86,939	(a)(b)
SLM Student Loan Trust, 2003-11 A4	0.433%	6/15/20	56,807	56,803	(b)
SLM Student Loan Trust, 2003-11 A6	0.993%	12/15/25	710,000	704,120	(a)(b)
SLM Student Loan Trust, 2004-6 B	0.618%	4/25/25	2,330,000	2,098,610	(b)
SLM Student Loan Trust, 2005-10 A4	0.348%	10/25/19	545,214	543,588	(b)
SLM Student Loan Trust, 2006-4 A4	0.318%	4/25/23	49,965	49,988	(b)
SLM Student Loan Trust, 2006-5 A5	0.348%	1/25/27	1,800,000	1,765,759	(b)
SLM Student Loan Trust, 2006-6 A2	0.318%	10/25/22	209,793	209,221	(b)
SLM Student Loan Trust, 2007-2 A2	0.238%	7/25/17	281,653	281,127	(b)
SLM Student Loan Trust, 2007-4 A3	0.298%	1/25/22	224,854	224,799	(b)
SLM Student Loan Trust, 2008-1 A2	0.588%	10/25/16	741,299	741,389	(b)
SLM Student Loan Trust, 2011-B A1	1.017%	12/16/24	112,183	112,395	(a)(b)
SLM Student Loan Trust, 2012-06 A2	0.445%	9/25/19	4,500,000	4,485,937	(b)
SLM Student Loan Trust, 2012-07 A1	0.325%	2/27/17	1,955,902	1,954,436	(b)
SLM Student Loan Trust, 2012-6 A1	0.325%	2/27/17	357,153	357,058	(b)
SLM Student Loan Trust, 2012-A A1	1.567%	8/15/25	1,621,189	1,637,403	(a)(b)
SLM Student Loan Trust, 2012-B A1	1.267%	12/15/21	1,037,622	1,042,665	(a)(b)
SLM Student Loan Trust, 2013-1 A1	0.315%	2/27/17	1,405,027	1,403,928	(b)
SLM Student Loan Trust, 2013-A A1	0.767%	8/15/22	1,031,273	1,030,244	(a)(b)
Specialty Underwriting & Residential Finance, 2003-BC4 M1	1.065%	11/25/34	476,175	440,785	(b)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2013 Annual Report	21

Schedule of investments (cont’d)

December 31, 2013

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Stone Tower CLO Ltd., 2006-4X A1	0.516%	3/16/18	$581,318	$578,240	(a)(b)
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	218,049	214,762	(a)
Structured Asset Securities Corp., 2004-SC1	8.997%	12/25/29	44,147	42,728	(a)(b)
Structured Asset Securities Corp., 2007-BC3 1A2	0.305%	5/25/47	800,000	701,399	(b)
Toyota Auto Receivables Owner Trust, 2012-A A3	0.750%	2/16/16	2,600,196	2,605,486
U.S. Small Business Administration, 2004-2	3.080%	9/25/18	535,903	562,816	(b)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	27,437	27,697
USAA Auto Owner Trust, 2012-1 A2	0.380%	6/15/15	82,675	82,664
Venture CDO Ltd., 2013-13A AX	1.441%	6/10/25	2,750,000	2,726,873	(a)(b)
Volkswagen Auto Loan Enhanced Trust, 2012-1 A3	0.850%	8/22/16	359,121	360,173
Total Asset-Backed Securities (Cost — $121,625,809)				121,931,161
Collateralized Mortgage Obligations — 16.6%
American Home Mortgage Investment Trust, 2005-4 1A1	0.455%	11/25/45	800,944	696,023	(b)
American Home Mortgage Investment Trust, 2005-SD1 1A1	0.615%	9/25/35	224,115	144,362	(a)(b)
Banc of America Funding Corp., 2004-B 3A2	2.836%	12/20/34	211,625	134,317	(b)
Banc of America Funding Corp., 2005-E 4A1	2.670%	3/20/35	252,564	254,375	(b)
Banc of America Funding Corp., 2006-D 1A1	0.337%	5/20/36	619,594	587,641	(b)
Banc of America Mortgage Securities Inc., 2002-J B1	3.565%	9/25/32	150,027	78,631	(b)
Banc of America Mortgage Securities Inc., 2003-C B1	2.849%	4/25/33	433,102	336,634	(b)
Banc of America Mortgage Securities Inc., 2003-D	2.872%	5/25/33	42,594	42,066	(b)
Banc of America Mortgage Securities Inc., 2004-E 1A1	2.699%	6/25/34	185,052	186,043	(b)
Bear Stearns Alt-A Trust, 2004-9 3A1	2.492%	9/25/34	327,851	321,567	(b)
Bear Stearns Alt-A Trust, 2007-1 1A1	0.325%	1/25/47	678,085	391,098	(b)
Bear Stearns ARM Trust, 2004-10 15A1	2.667%	1/25/35	148,027	149,675	(b)
Bear Stearns ARM Trust, 2006-04 1A1	2.651%	10/25/36	265,442	224,660	(b)
Chase Mortgage Finance Corp., 2007-A1 2A3	2.710%	2/25/37	196,299	196,287	(b)
Chevy Chase Mortgage Funding Corp., 2004-3A A2	0.465%	8/25/35	10,658	9,719	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A2	0.455%	10/25/35	34,933	31,199	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-1A A2	0.365%	1/25/36	18,959	16,669	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-3A A2	0.395%	7/25/36	84,470	73,951	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.565%	5/25/35	57,071	56,603	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2007-AR4 2A1A	2.971%	3/25/37	1,036,468	759,561	(b)
Countrywide Alternative Loan Trust, 2004-33 1A1	2.719%	12/25/34	70,440	69,479	(b)
Countrywide Alternative Loan Trust, 2004-33 2A1	2.644%	12/25/34	74,166	72,984	(b)
Countrywide Alternative Loan Trust, 2005-51 2A1	0.467%	11/20/35	163,647	130,033	(b)
Countrywide Alternative Loan Trust, 2005-56 4A1	0.475%	11/25/35	496,197	411,309	(b)
Countrywide Alternative Loan Trust, 2005-59 1A2A	0.547%	11/20/35	876,139	208,204	(b)
Countrywide Home Loans, 2003-HYB1 1A1	2.876%	5/19/33	113,534	112,986	(b)

See Notes to Financial Statements.

22	Western Asset Short-Term Bond Fund 2013 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Countrywide Home Loans, 2003-HYB3 6A1	2.741%	11/19/33	$52,028	$50,993	(b)
Countrywide Home Loans, 2005-R2 1AF2	0.505%	6/25/35	115,938	80,693	(a)(b)
Countrywide Home Loans, 2005-R3 AF	0.565%	9/25/35	236,111	207,573	(a)(b)
Countrywide Home Loans, 2006-R2 AF1	0.585%	7/25/36	87,164	76,378	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2004-23 A	2.441%	11/25/34	565,776	454,792	(b)
Credit Suisse First Boston Mortgage Securities Corp., 2004-AR5 7A2	2.644%	6/25/34	528,953	524,550	(b)
DBRR Trust, 2012-EZ1 A	0.946%	9/25/45	1,823,349	1,823,435	(a)
Del Coronado Trust, 2013-HDC A	0.967%	3/15/26	2,400,000	2,390,405	(a)(b)
Downey Savings and Loan Association Mortgage Loan Trust, 2005-AR1 2A1A	0.416%	3/19/45	286,307	262,860	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.719%	2/25/48	263,835	264,468	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.869%	12/29/45	2,251,593	2,260,037	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), 2525 AM	4.500%	4/15/32	304,579	326,074
Federal Home Loan Mortgage Corp. (FHLMC), 3877 FA, PAC-1	0.517%	11/15/40	1,826,771	1,828,762	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4281 BA	1.250%	11/15/33	5,700,000	5,713,110	(d)
Federal Home Loan Mortgage Corp. (FHLMC), Structured Pass-Through Securities, T-51 1A	6.500%	9/25/43	207,189	235,971	(b)
First Horizon Mortgage Pass-Through Trust, 2004-AR7 1A1	2.625%	2/25/35	873,912	870,849	(b)
Government National Mortgage Association (GNMA), 1996-17 S, IO	8.383%	8/16/26	351,520	60,163	(b)
Government National Mortgage Association (GNMA), 2010-H02 FA	0.844%	2/20/60	346,772	348,220	(b)
Government National Mortgage Association (GNMA), 2010-H03 FA	0.714%	3/20/60	2,076,922	2,075,400	(b)
Government National Mortgage Association (GNMA), 2010-H10 FB	1.164%	5/20/60	1,691,662	1,722,315	(b)
Government National Mortgage Association (GNMA), 2010-H20 AF	0.499%	10/20/60	3,923,011	3,889,813	(b)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.519%	8/20/58	4,684,139	4,656,734	(b)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.619%	11/20/60	4,111,095	4,043,652	(b)
Government National Mortgage Association (GNMA), 2011-H05 FB	0.669%	12/20/60	170,556	170,194	(b)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.619%	2/20/61	176,541	174,971	(b)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.669%	2/20/61	1,347,049	1,345,830	(b)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2013 Annual Report	23

Schedule of investments (cont’d)

December 31, 2013

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2011-H19 FA	0.639%	8/20/61	$1,909,744	$1,905,376	(b)
Government National Mortgage Association (GNMA), 2012-H21 FA	0.669%	7/20/62	15,115,583	15,099,008	(b)
Government National Mortgage Association (GNMA), 2012-H23 WA	0.689%	10/20/62	751,110	750,922	(b)
Government National Mortgage Association (GNMA), 2013-H02 FD	0.509%	12/20/62	10,188,331	10,101,766	(b)
Government National Mortgage Association (GNMA), 2013-H08 BF	0.569%	3/20/63	2,748,997	2,730,758	(b)
Government National Mortgage Association (GNMA), 2013-H14 FC	0.639%	6/20/63	195,625	195,137	(b)
Government National Mortgage Association (GNMA), 2013-H14 FD	0.639%	6/20/63	391,680	390,675	(b)
Government National Mortgage Association (GNMA), 2013-H14 FG	0.639%	5/20/63	380,024	379,103	(b)
GSMPS Mortgage Loan Trust, 2004-4 2A1	3.271%	6/25/34	1,376,103	1,249,562	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.515%	9/25/35	1,524,545	1,276,498	(a)(b)
HarborView Mortgage Loan Trust, 2004-08 3A2	0.566%	11/19/34	171,332	129,948	(b)
Homebanc Mortgage Trust, 2004-2 A1	0.905%	12/25/34	462,404	432,573	(b)
IMPAC CMB Trust, 2004-5 1A1	0.885%	10/25/34	297,312	284,151	(b)
IMPAC CMB Trust, 2007-A A	0.415%	5/25/37	119,978	118,576	(b)
Indymac Index Mortgage Loan Trust, 2004-AR14 2A1A	0.885%	1/25/35	314,053	240,901	(b)
JPMorgan Alternative Loan Trust, 2006-A4 A7	3.695%	9/25/36	939,502	547,020	(b)
JPMorgan Mortgage Trust, 2004-A1 1A1	2.303%	2/25/34	85,008	83,820	(b)
JPMorgan Mortgage Trust, 2006-A2 5A1	2.550%	11/25/33	195,592	195,088	(b)
Luminent Mortgage Trust, 2006-7 2A2, IO	0.385%	12/25/36	290,287	47,671	(b)
MASTR, Asset Securitization Trust, 2003-4 6A2	4.375%	5/25/33	204,167	204,365
MASTR ARM Trust, 2003-6 1A2	2.825%	12/25/33	137,120	136,805	(b)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	46,973	48,784	(a)
Merrill Lynch Mortgage Investors Inc., 2003-A2 2M1	2.127%	3/25/33	542,313	468,091	(b)
Merrill Lynch Mortgage Investors Inc., 2003-A6 1A	2.575%	9/25/33	73,713	74,458	(b)
Merrill Lynch Mortgage Investors Inc., 2003-H A3	2.024%	1/25/29	8,234	8,167	(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.454%	2/25/34	96,213	96,138	(b)
Morgan Stanley Capital I, 2011-C1 A1	2.602%	9/15/47	128,441	130,609	(a)
Mortgage IT Trust, 2005-2 1A1	0.425%	5/25/35	157,404	149,846	(b)
Mortgage IT Trust, 2005-3 A1	0.465%	8/25/35	305,270	284,581	(b)
NCUA Guaranteed Notes, 2011-R1 1A	0.619%	1/8/20	1,097,657	1,100,840	(b)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.658%	12/25/34	940,912	949,305	(b)
Prime Mortgage Trust, 2005-2 2A1	7.020%	10/25/32	321,530	347,529	(b)

See Notes to Financial Statements.

24	Western Asset Short-Term Bond Fund 2013 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Residential Asset Mortgage Products Inc., 2004-SL1	7.000%	11/25/31	$5,166	$5,220
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	27,879	31,089
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	22,863	22,356
Sequoia Mortgage Trust, 2003-2 A2	1.039%	6/20/33	157,603	152,077	(b)
Sequoia Mortgage Trust, 2004-6 A1	1.891%	7/20/34	68,154	68,338	(b)
Structured ARM Loan Trust, 2004-04 3A1	2.495%	4/25/34	296,031	293,461	(b)
Structured ARM Loan Trust, 2004-07 A1	0.570%	6/25/34	319,138	288,548	(b)
Structured ARM Loan Trust, 2004-09XS A	0.535%	7/25/34	257,946	240,197	(b)
Structured ARM Loan Trust, 2005-04 1A1	2.411%	3/25/35	587,160	484,788	(b)
Structured ARM Loan Trust, 2005-12 3A1	2.379%	6/25/35	224,031	207,244	(b)
Structured ARM Loan Trust, 2005-15 1A1	1.652%	7/25/35	559,117	462,470	(b)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1, IO	0.395%	2/25/36	409,187	319,151	(b)
Structured Asset Securities Corp., 2002-03 B2	6.500%	3/25/32	906,223	889,679
Structured Asset Securities Corp., 2002-08A 7A1	1.829%	5/25/32	108,496	105,625	(b)
Structured Asset Securities Corp., 2002-11A B2II, IO	2.681%	6/25/32	99,713	38,477	(b)
Structured Asset Securities Corp., 2002-16A B2II, IO	2.497%	8/25/32	266,885	81,179	(b)
Structured Asset Securities Corp., 2003-22A 3A	2.514%	6/25/33	237,956	237,637	(b)
Structured Asset Securities Corp., 2004-2 4A1	2.523%	3/25/34	864,387	861,183	(b)
Structured Asset Securities Corp., 2004-5 1A	14.992%	5/25/34	82,566	79,582	(b)
Structured Asset Securities Corp., 2004-NP1 A	0.965%	9/25/33	514,021	480,170	(a)(b)
Structured Asset Securities Corp., 2005-RF3 2A	3.431%	6/25/35	827,182	742,468	(a)(b)
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1	2.814%	8/20/35	63,152	55,584	(b)
WaMu Mortgage Pass-Through Certificates, 2003-AR8 A	2.422%	8/25/33	267,023	268,067	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.608%	6/25/44	265,139	243,595	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR14 A1	2.406%	1/25/35	456,361	454,987	(b)
WaMu Mortgage Pass-Through Certificates, 2005-AR19	0.575%	12/25/45	277,847	249,641	(b)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 1A	0.955%	7/25/47	3,163,918	2,752,507	(b)
Washington Mutual Inc., 2005-AR4 A5	2.425%	4/25/35	200,000	187,776	(b)
Washington Mutual Inc., 2005-AR8 2A1A	0.455%	7/25/45	390,644	368,081	(b)
Washington Mutual Inc. Pass-Through Certificates, 2003-AR10 A7	2.427%	10/25/33	726,323	740,623	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR09 A1A	0.485%	7/25/45	406,219	386,697	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.485%	8/25/45	370,115	359,034	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR04 DA	1.109%	6/25/46	254,671	145,392	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, Whole Loan, 2003-AR5 A7	2.454%	6/25/33	282,677	279,841	(b)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2013 Annual Report	25

Schedule of investments (cont’d)

December 31, 2013

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Wells Fargo Mortgage Backed Securities Trust, 2004-AA A1	2.615%	12/25/34	$508,171	$514,784	(b)
Wells Fargo Mortgage Backed Securities Trust, 2004-I B2, IO	2.657%	7/25/34	291,490	225,110	(b)
Total Collateralized Mortgage Obligations (Cost — $97,293,451)				95,035,047
Mortgage-Backed Securities — 6.3%
FHLMC — 0.7%
Federal Home Loan Mortgage Corp. (FHLMC)	9.000%	5/1/20-1/1/21	11,506	11,657
Federal Home Loan Mortgage Corp. (FHLMC)	8.500%	6/1/21	147	148
Federal Home Loan Mortgage Corp. (FHLMC)	8.000%	2/1/31	88,635	96,465
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	4/1/32	385,914	445,798
Federal Home Loan Mortgage Corp. (FHLMC)	2.002%	6/1/43	3,446,874	3,428,514	(b)
Total FHLMC				3,982,582
FNMA — 4.6%
Federal National Mortgage Association (FNMA)	11.000%	12/1/15	848	863
Federal National Mortgage Association (FNMA)	12.500%	1/1/18	11,527	11,626
Federal National Mortgage Association (FNMA)	5.500%	3/1/18-9/1/21	140,075	149,908
Federal National Mortgage Association (FNMA)	9.000%	11/1/21	12,555	12,730
Federal National Mortgage Association (FNMA)	2.500%	10/1/22-6/1/23	13,157,852	13,437,334
Federal National Mortgage Association (FNMA)	6.500%	4/1/24-4/1/31	8,637	9,619
Federal National Mortgage Association (FNMA)	7.000%	2/1/27-11/1/32	853,943	946,810
Federal National Mortgage Association (FNMA)	6.000%	11/1/27	60	67
Federal National Mortgage Association (FNMA)	2.310%	5/1/32-12/1/34	52,066	53,556	(b)
Federal National Mortgage Association (FNMA)	2.340%	8/1/32-12/1/32	197,579	205,458	(b)
Federal National Mortgage Association (FNMA)	1.814%	1/1/33	240,403	249,813	(b)
Federal National Mortgage Association (FNMA)	1.925%	5/1/34	783,024	832,559	(b)
Federal National Mortgage Association (FNMA)	2.404%	12/1/34	33,862	36,015	(b)
Federal National Mortgage Association (FNMA)	1.916%	1/1/35	100,857	106,604	(b)
Federal National Mortgage Association (FNMA)	1.960%	3/1/35	211,900	225,624	(b)
Federal National Mortgage Association (FNMA)	2.127%	5/1/35	500,117	527,368	(b)
Federal National Mortgage Association (FNMA)	6.283%	9/1/37	3,113,392	3,319,875	(b)
Federal National Mortgage Association (FNMA)	3.469%	12/1/39	5,829,145	6,214,438	(b)
Total FNMA				26,340,267
GNMA — 1.0%
Government National Mortgage Association (GNMA)	9.000%	9/15/22	286	288
Government National Mortgage Association (GNMA)	6.000%	11/15/28	19,452	21,671
Government National Mortgage Association (GNMA)	6.500%	8/15/34	1,321,517	1,502,049
Government National Mortgage Association (GNMA)	7.000%	3/15/36	220,270	257,413

See Notes to Financial Statements.

26	Western Asset Short-Term Bond Fund 2013 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
GNMA — continued
Government National Mortgage Association (GNMA)	2.278%	8/20/60	$1,401,650	$1,490,984	(b)
Government National Mortgage Association (GNMA) II	1.540%	1/20/60	1,890,197	1,933,139	(b)
Government National Mortgage Association (GNMA) II	1.364%	7/20/60	181,905	184,782	(b)
Government National Mortgage Association (GNMA) II	1.378%	7/20/60	365,353	370,448	(b)
Total GNMA				5,760,774
Total Mortgage-Backed Securities (Cost — $35,922,835)				36,083,623
Sovereign Bonds — 1.4%
Brazil — 0.4%
Banco Nacional de Desenvolvimento Economico e Social, Senior Notes	3.375%	9/26/16	2,130,000	2,156,625	(a)
Japan — 0.6%
Japan Finance Corp., Senior Bonds	2.875%	2/2/15	3,600,000	3,696,070
Russia — 0.4%
Russian Foreign Bond-Eurobond, Senior Notes	3.625%	4/29/15	2,100,000	2,173,500	(a)
Total Sovereign Bonds (Cost — $7,840,912)				8,026,195
U.S. Government & Agency Obligations — 6.4%
U.S. Government Agencies — 4.1%
Federal Farm Credit Bank (FFCB), Bonds	1.500%	11/16/15	2,920,000	2,983,706
Federal Home Loan Bank (FHLB), Bonds	0.500%	11/20/15	10,000,000	10,017,290
Federal National Mortgage Association (FNMA), Bonds	1.910%	4/1/33	489,778	518,547	(b)
Federal National Mortgage Association (FNMA), Notes	0.500%	7/2/15	4,000,000	4,011,060
Federal National Mortgage Association (FNMA), Notes	2.250%	3/15/16	460,000	477,319
Federal National Mortgage Association (FNMA), Notes	0.875%	8/28/17	420,000	415,048
Federal National Mortgage Association (FNMA), Notes	0.875%	10/26/17	5,000,000	4,919,545
Total U.S. Government Agencies				23,342,515
U.S. Government Obligations — 2.3%
U.S. Treasury Notes	1.000%	8/31/16	3,680,000	3,714,931
U.S. Treasury Notes	1.000%	9/30/16	2,590,000	2,612,561
U.S. Treasury Notes	0.875%	12/31/16	5,920,000	5,933,876
U.S. Treasury Notes	0.500%	7/31/17	600,000	587,485
U.S. Treasury Notes	1.375%	6/30/18	430,000	426,758
Total U.S. Government Obligations				13,275,611
Total U.S. Government & Agency Obligations (Cost — $36,574,866)				36,618,126
Total Investments before Short-Term Investments (Cost — $566,496,388)				565,660,470

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2013 Annual Report	27

Schedule of investments (cont’d)

December 31, 2013

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 0.4%
Repurchase Agreements — 0.4%
Barclays Capital Inc. repurchase agreement dated 12/31/13; Proceeds at maturity — $2,300,001; (Fully collateralized by U.S. government obligations, 2.000% due 4/30/16; Market value — $2,346,762) (Cost — $2,300,000)	0.010%	1/2/14	$2,300,000	$2,300,000
Total Investments — 99.4% (Cost — $568,796,388#)				567,960,470
Other Assets in Excess of Liabilities — 0.6%				3,463,607
Total Net Assets — 100.0%				$571,424,077

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	The coupon payment on these securities is currently in default as of December 31, 2013.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Illiquid security (unaudited).

(f)	Value is less than $1.

(g)	Security has no maturity date. The date shown represents the next call date.

#	Aggregate cost for federal income tax purposes is $569,746,391.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CMB	— Cash Management Bill
IO	— Interest Only
PAC	— Planned Amortization Class

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Eurodollar Mid Curve 2-Year Futures, Put	6/13/14	$98.38	200	$168,750

		Strike Rate	Notional Par[1]
Interest Rate Swaption with Barclays Capital Inc., Put	8/26/14	2.50%	19,108,000	964
Total Written Options (Premiums Received — $211,626)				$169,714

[1]

In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

See Notes to Financial Statements.

28	Western Asset Short-Term Bond Fund 2013 Annual Report

Statement of assets and liabilities

December 31, 2013

Assets:
Investments, at value (Cost — $568,796,388)	$567,960,470
Cash	1,925,985
Interest receivable	1,892,068
Deposits with brokers for open futures contracts	388,997
Receivable for Fund shares sold	180,930
Receivable for securities sold	25,885
Principal paydown receivable	16,415
Prepaid expenses	57,258
Other receivables	82,275
Total Assets	572,530,283

Liabilities:
Payable for Fund shares repurchased	395,145
Investment management fee payable	196,917
Written options, at value (premiums received — $211,626)	169,714
Distributions payable	133,265
Service and/or distribution fees payable	61,755
Trustees’ fees payable	2,497
OTC swaps, at value (premiums paid — $95)	1,353
Payable for open OTC swap contracts	67
Accrued expenses	145,493
Total Liabilities	1,106,206
Total Net Assets	$571,424,077

Net Assets:
Par value (Note 7)	$1,465
Paid-in capital in excess of par value	624,215,932
Overdistributed net investment income	(71,993)
Accumulated net realized loss on investments, futures contracts and swap contracts	(51,712,094)
Net unrealized depreciation on investments, futures contracts, written options and swap contracts	(1,009,233)
Total Net Assets	$571,424,077

Shares Outstanding:
Class A	14,265,513
Class C	2,090,776
Class C1	25,601,368
Class I	16,405,799
Class IS	88,137,541

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2013 Annual Report	29

Statement of assets and liabilities (cont’d)

Net Asset Value:
Class A (and redemption price)	$3.90
Class C*	$3.90
Class C1 (and redemption price)	$3.90
Class I (and redemption price)	$3.90
Class IS	$3.90
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$3.99

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

30	Western Asset Short-Term Bond Fund 2013 Annual Report

Statement of operations

For the Year Ended December 31, 2013

Investment Income:
Interest	$9,290,871
Less: Foreign taxes withheld	(297)
Total Investment Income	9,290,574

Expenses:
Investment management fee (Note 2)	2,266,080
Service and/or distribution fees (Notes 2 and 5)	838,925
Transfer agent fees (Note 5)	206,388
Registration fees	114,093
Legal fees	60,000
Fund accounting fees	55,350
Audit and tax	51,968
Shareholder reports	47,303
Trustees’ fees	9,621
Insurance	7,404
Custody fees	1,159
Miscellaneous expenses	9,568
Total Expenses	3,667,859
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(94,609)
Net Expenses	3,573,250
Net Investment Income	5,717,324

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(130,292)
Futures contracts	366,845
Swap contracts	(2,421)
Net Realized Gain	234,132
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(2,707,200)
Futures contracts	(47,300)
Written options	(33,939)
Swap contracts	(181)
Change in Net Unrealized Appreciation (Depreciation)	(2,788,620)
Net Loss on Investments, Futures Contracts, Written Options and Swap Contracts	(2,554,488)
Increase in Net Assets From Operations	$3,162,836

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2013 Annual Report	31

Statements of changes in net assets

For the Years Ended December 31,	2013	2012

Operations:
Net investment income	$5,717,324	$6,932,144
Net realized gain (loss)	234,132	(11,507,048)
Change in net unrealized appreciation (depreciation)	(2,788,620)	24,569,076
Increase in Net Assets From Operations	3,162,836	19,994,172

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(7,028,571)	(8,378,846)
Decrease in Net Assets From Distributions to Shareholders	(7,028,571)	(8,378,846)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	168,620,167	422,448,918
Reinvestment of distributions	6,414,751	7,719,412
Cost of shares repurchased	(153,576,885)	(462,804,831)
Net assets of shares issued in connection with merger (Note 8)	—	50,764,709
Increase in Net Assets From Fund Share Transactions	21,458,033	18,128,208
Increase in Net Assets	17,592,298	29,743,534

Net Assets:
Beginning of year	553,831,779	524,088,245
End of year*	$571,424,077	$553,831,779
* Includes overdistributed net investment income of:	$(71,993)	$(8,529)

See Notes to Financial Statements.

32	Western Asset Short-Term Bond Fund 2013 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$3.93	$3.84	$3.87	$3.69	$3.34

Income (loss) from operations:
Net investment income	0.03	0.05	0.06	0.09	0.09
Net realized and unrealized gain (loss)	(0.02)	0.10	(0.02)	0.19	0.36
Total income from operations	0.01	0.15	0.04	0.28	0.45

Less distributions from:
Net investment income	(0.04)	(0.06)	(0.07)	(0.10)	(0.10)
Total distributions	(0.04)	(0.06)	(0.07)	(0.10)	(0.10)

Net asset value, end of year	$3.90	$3.93	$3.84	$3.87	$3.69
Total return[2]	0.32%	3.87%	1.12%	7.75%	13.70%

Net assets, end of year (millions)	$55	$61	$62	$62	$45

Ratios to average net assets:
Gross expenses	0.80%	0.84%	0.87%	0.88%	0.98%
Net expenses[3]	0.79 [4]	0.79 [4]	0.87	0.88	0.98
Net investment income	0.85	1.22	1.51	2.33	2.61

Portfolio turnover rate	35%	73%[5]	89%[5]	80%[5]	94%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 75%, 105%, 87%, and 159% for the years ended December 31, 2012, 2011, 2010 and 2009, respectively.

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2013 Annual Report	33

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2013	2012[2]

Net asset value, beginning of year	$3.93	$3.91

Income (loss) from operations:
Net investment income	0.00 [3]	0.01
Net realized and unrealized gain (loss)	(0.02)	0.03
Total income (loss) from operations	(0.02)	0.04

Less distributions from:
Net investment income	(0.01)	(0.02)
Total distributions	(0.01)	(0.02)

Net asset value, end of year	$3.90	$3.93
Total return[4]	(0.44)%	0.91%

Net assets, end of year (millions)	$8	$3

Ratios to average net assets:
Gross expenses	1.65%	1.48%[5]
Net expenses[6,7,8]	1.56	1.32 [5]
Net investment income	0.06	0.58 [5]

Portfolio turnover rate	35%	73%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2012 (inception date) to December 31, 2012.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[9]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 75% for the period ended December 31, 2012.

See Notes to Financial Statements.

34	Western Asset Short-Term Bond Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C1 Shares[1,2]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$3.93	$3.84	$3.88	$3.70	$3.34

Income (loss) from operations:
Net investment income	0.02	0.04	0.05	0.08	0.08
Net realized and unrealized gain (loss)	(0.02)	0.10	(0.03)	0.19	0.37
Total income from operations	0.00 [3]	0.14	0.02	0.27	0.45

Less distributions from:
Net investment income	(0.03)	(0.05)	(0.06)	(0.09)	(0.09)
Total distributions	(0.03)	(0.05)	(0.06)	(0.09)	(0.09)

Net asset value, end of year	$3.90	$3.93	$3.84	$3.88	$3.70
Total return[4]	0.07%	3.62%	0.62%	7.44%	13.63%

Net assets, end of year (millions)	$100	$149	$163	$172	$123

Ratios to average net assets:
Gross expenses	1.05%	1.08%	1.12%	1.08%	1.08%
Net expenses[5]	1.04 [6]	1.04 [6]	1.12	1.08 [7]	1.08 [7]
Net investment income	0.61	0.97	1.26	2.14	2.34

Portfolio turnover rate	35%	73%[8]	89%[8]	80%[8]	94%[8]

[1]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Effective at the close of business on July 10, 2009, management contractually agreed to waive fees and/or reimburse expenses (other than brokerage, taxes, interest and extraordinary expenses) to limit total net operating expenses to 1.10% for Class C1 shares until April 30, 2010.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 75%, 105%, 87% and 159% for the years ended December 31, 2012, 2011, 2010 and 2009, respectively.

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2013 Annual Report	35

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$3.93	$3.84	$3.87	$3.70	$3.34

Income (loss) from operations:
Net investment income	0.04	0.06	0.07	0.10	0.11
Net realized and unrealized gain (loss)	(0.02)	0.10	(0.01)	0.18	0.37
Total income from operations	0.02	0.16	0.06	0.28	0.48

Less distributions from:
Net investment income	(0.05)	(0.07)	(0.09)	(0.11)	(0.12)
Total distributions	(0.05)	(0.07)	(0.09)	(0.11)	(0.12)

Net asset value, end of year	$3.90	$3.93	$3.84	$3.87	$3.70
Total return[2]	0.63%	4.31%	1.49%	7.77%	14.55%

Net assets, end of year (millions)	$64	$36	$299	$269	$238

Ratios to average net assets:
Gross expenses	0.51%	0.50%	0.51%	0.50%	0.51%
Net expenses[3,4]	0.49 [5]	0.48 [5]	0.51	0.50	0.51
Net investment income	1.14	1.53	1.86	2.73	3.07

Portfolio turnover rate	35%	73%[6]	89%[6]	80%[6]	94%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]

As a result of an expense limitation arrangement, effective October 8, 2012, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.55%. Prior to October 8, 2012, the expense limitation was 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 75%, 105%, 87% and 159% for the years ended December 31, 2012, 2011, 2010 and 2009, respectively.

See Notes to Financial Statements.

36	Western Asset Short-Term Bond Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2013	2012[2]

Net asset value, beginning of year	$3.93	$3.93

Income (loss) from operations:
Net investment income	0.05	0.01
Net realized and unrealized gain (loss)	(0.02)	0.01
Total income from operations	0.03	0.02

Less distributions from:
Net investment income	(0.06)	(0.02)
Total distributions	(0.06)	(0.02)

Net asset value, end of year	$3.90	$3.93
Total return[3]	0.66%	0.52%

Net assets, end of year (millions)	$344	$305

Ratios to average net assets:
Gross expenses	0.47%	0.50%[4]
Net expenses[5,6,7]	0.45	0.29 [4]
Net investment income	1.19	1.60 [4]

Portfolio turnover rate	35%	73%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 5, 2012 (inception date) to December 31, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 75% for the period ended December 31, 2012.

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2013 Annual Report	37

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Short-Term Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

38	Western Asset Short-Term Bond Fund 2013 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Short-Term Bond Fund 2013 Annual Report	39

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$267,966,318	$0	*	$267,966,318
Asset-backed securities	—	120,684,411	1,246,750		121,931,161
Collateralized mortgage obligations	—	95,035,047	—		95,035,047
Mortgage-backed securities	—	36,083,623	—		36,083,623
Sovereign bonds	—	8,026,195	—		8,026,195
U.S. government & agency obligations	—	36,618,126	—		36,618,126
Total long-term investments	—	$564,413,720	$1,246,750		$565,660,470
Short-term investments†	—	2,300,000	—		2,300,000
Total investments	—	$566,713,720	$1,246,750		$567,960,470

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other financial instruments:
Written options	$168,750	$964	—		$169,714
Futures contracts	213,779	—	—		213,779
OTC credit default swaps on corporate issues — buy protection‡	—	1,353	—		1,353
Total	$382,529	$2,317	—		$384,846

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value

40	Western Asset Short-Term Bond Fund 2013 Annual Report

of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Western Asset Short-Term Bond Fund 2013 Annual Report	41

Notes to financial statements (cont’d)

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to

42	Western Asset Short-Term Bond Fund 2013 Annual Report

enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Western Asset Short-Term Bond Fund 2013 Annual Report	43

Notes to financial statements (cont’d)

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended December 31, 2013, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current

44	Western Asset Short-Term Bond Fund 2013 Annual Report

status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund may enter into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price

Western Asset Short-Term Bond Fund 2013 Annual Report	45

Notes to financial statements (cont’d)

volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while

46	Western Asset Short-Term Bond Fund 2013 Annual Report

collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2013, the Fund held written options and OTC credit default swaps with credit related contingent features which had a liability position of $171,067. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2013, no provision for income tax is

Western Asset Short-Term Bond Fund 2013 Annual Report	47

Notes to financial statements (cont’d)

required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed to interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$2,604,152	$(2,604,152)
(b)	$1,247,783	(1,247,783)	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryfoward.

(b)

Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.40% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency investments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on the assets managed by Western Asset Limited.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class I and Class IS shares did not exceed 1.60%, 0.55% and 0.45%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

48	Western Asset Short-Term Bond Fund 2013 Annual Report

During the year ended December 31, 2013, fees waived and/or expenses reimbursed amounted to $94,609.

The investment manager is permitted to recapture amounts waived or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares which applies if redemption occurs within 12 months from purchase payment. Class C1 shares (formerly Class C shares) acquired from another Legg Mason Partners Fund subject to CDSC remain subject to original Fund’s CDSC while held in the Fund. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2013, LMIS and its affiliates retained sales charges of $1,298 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2013, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$1,166	$3,726

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of December 31, 2013, the Fund had accrued $909 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Western Asset Short-Term Bond Fund 2013 Annual Report	49

Notes to financial statements (cont’d)

3. Investments

During the year ended December 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$163,298,711	$52,952,282
Sales	135,252,507	60,928,650

At December 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$7,358,590
Gross unrealized depreciation	(9,144,511)
Net unrealized depreciation	$(1,785,921)

At December 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Buy:
U.S. Treasury 2-Year Notes	432	3/14	$95,172,779	$94,959,000	$(213,779)

During the year ended December 31, 2013, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Par	Premiums
Written options, outstanding as of December 31, 2012	19,108,000	$79,776
Options written	200	131,850
Options closed	—	—
Options exercised	—	—
Options expired	—	—
Written options, outstanding as of December 31, 2013	19,108,200	$211,626

At December 31, 2013, the Fund held the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at December 31, 2013[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid	Unrealized Depreciation
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$40,000	3/20/15	2.19%	5.000% quarterly	$(1,353)	$95	$(1,448)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

50	Western Asset Short-Term Bond Fund 2013 Annual Report

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2013.

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Written options	$169,714	—	$169,714
Futures contracts[2]	213,779	—	213,779
OTC swap contracts[3]	—	$1,353	1,353
Total	$383,493	$1,353	$384,846

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Futures contracts	$366,845	—	$366,845
OTC swap contracts	—	$(2,421)	(2,421)
Total	$366,845	$(2,421)	$364,424

Western Asset Short-Term Bond Fund 2013 Annual Report	51

Notes to financial statements (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Written options	$(33,939)	—	$(33,939)
Futures contracts	(47,300)	—	(47,300)
OTC swap contracts	—	$(181)	(181)
Total	$(81,239)	$(181)	$(81,420)

During the year ended December 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options	$16,862
Futures contracts (to buy)	142,532,727
Futures contracts (to sell)†	30,741,371

†	At December 31, 2013, there were no open positions held in this derivative.

Average Notional Balance‡
Credit default swap contracts (to buy protection)	$49,231

‡	Amounts are denominated in U.S. dollars, unless otherwise noted.

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at December 31, 2013:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Written options	$169,714	—	$169,714
OTC swap contracts	1,353	—	1,353
Total	$171,067	—	$171,067

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class C and Class C1 shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C and Class C1 shares calculated at the annual rate of 0.75% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$143,038	$52,328
Class C	74,091	13,574
Class C1	621,796	108,583

52	Western Asset Short-Term Bond Fund 2013 Annual Report

	Service and/or Distribution Fees	Transfer Agent Fees
Class I	—	$22,339
Class IS	—	9,564
Total	$838,925	$206,388

For the year ended December 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$9,165
Class C	6,657
Class C1	20,347
Class I	7,586
Class IS	50,854
Total	$94,609

6. Distributions to shareholders by class

	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Investment Income:
Class A	$616,083	$955,818
Class C	23,170	7,610	†
Class C1	1,015,333	2,030,297	‡
Class I	707,867	4,075,244
Class IS	4,666,118	1,309,877	*
Total	$7,028,571	$8,378,846

†	For the period August 1, 2012 (inception date) through December 31, 2012.

‡	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	For the period October 5, 2012 (inception date) through December 31, 2012.

7. Shares of beneficial interest

At December 31, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	4,099,799	$16,056,867	5,661,333	$22,051,318
Shares issued on reinvestment	151,660	593,252	237,959	929,405
Shares repurchased	(5,545,373)	(21,718,914)	(6,594,411)	(25,734,216)
Shares issued with merger	—	—	6,438	25,294
Net decrease	(1,293,914)	$(5,068,795)	(688,681)	$(2,728,199)

Western Asset Short-Term Bond Fund 2013 Annual Report	53

Notes to financial statements (cont’d)

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares		Amount
Class C
Shares sold	4,019,784	$15,711,475	905 ,717	†	$3,554,876	†
Shares issued on reinvestment	5,114	19,988	1,922	†	7,552	†
Shares repurchased	(2,732,929)	(10,684,232)	(111,406)	†	(437,731)	†
Shares issued with merger	—	—	2,574	†	10,117	†
Net increase	1,291,969	$5,047,231	798,807	†	$3,134,814	†

Class C1
Shares sold	829,037	$3,256,176	10,239,127	‡	$39,794,980	‡
Shares issued on reinvestment	253,386	992,519	510,034	‡	1,992,263	‡
Shares repurchased	(13,279,780)	(51,991,423)	(15,355,465)	‡	(59,945,457)	‡
Net decrease	(12,197,357)	$(47,742,728)	(4,606,304)	‡	$(18,158,214)	‡

Class I
Shares sold	13,949,761	$54,600,041	18,724,639		$72,880,385
Shares issued on reinvestment	51,565	201,723	899,020		3,501,751
Shares repurchased	(6,863,038)	(26,862,580)	(94,636,498)		(370,490,547)
Shares issued with merger	—	—	6,385,874		25,084,989
Net increase (decrease)	7,138,288	$27,939,184	(68,626,965)		$(269,023,422)

Class IS
Shares sold	20,161,694	$78,995,608	72,307,232	*	$284,167,359	*
Shares issued on reinvestment	1,177,880	4,607,269	327,847	*	1,288,441	*
Shares repurchased	(10,822,810)	(42,319,736)	(1,541,232)	*	(6,196,880)	*
Shares issued with merger	—	—	6,526,930	*	25,644,309	*
Net increase	10,516,764	$41,283,141	77,620,777	*	$304,903,229	*

†	For the period August 1, 2012 (inception date) through December 31, 2012.

‡	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	For the period October 5, 2012 (inception date) through December 31, 2012. During the period Class I shareholders exchanged $275,558,926 into Class IS.

8. Transfer of net assets

On October 5, 2012, the Fund acquired the assets and certain liabilities of the Western Asset Limited Duration Bond Fund (the “Acquired Fund”), pursuant to a plan of reorganization approved by the Acquired Fund shareholders. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of the Fund
Western Asset Limited Duration Bond Fund	12,921,816	$50,764,709	$518,368,042

As part of the reorganization, for each share they held, shareholders of the Acquired Fund Class A, Class C, Class I and Class IS received 2.407508, 2.406958, 2.409170 and 2.407076 shares of Class A, Class C, Class I and Class IS shares, respectively.

54	Western Asset Short-Term Bond Fund 2013 Annual Report

The total net assets of the Acquired Fund before acquisition included unrealized depreciation of $1,015,422, accumulated net realized loss of $11,875,426 and undistributed net investment loss of $22,131. Total net assets of the Fund immediately after the transfer were $569,132,751. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Proforma results of operations of the combined entity for the entire year ended December 31, 2012, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income	$7,603,261
Net realized loss	(12,652,549)
Change in net unrealized appreciation	27,414,330
Increase in net assets from operations	$22,365,042

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on October 5, 2012.

9. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class A	Class C	Class C1	Class I	Class IS
Daily 1/31/2014	$0.003182	$0.000433	$0.002246	$0.004207	$0.003528

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2013	2012
Distributions Paid From:
Ordinary income	$7,028,571	$8,378,846

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$56,816
Deferred capital losses*	(23,816,156)
Capital loss carryforward**	(27,153,066)
Other book/tax temporary differences(a)	78,322
Unrealized appreciation (depreciation)(b)	(1,959,236)
Total accumulated earnings (losses) — net	$(52,793,320)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future capital gains. These losses must be utilized before any of the fund’s capital loss carryforward may be utilized.

Western Asset Short-Term Bond Fund 2013 Annual Report	55

Notes to financial statements (cont’d)

**	As of December 31, 2013, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2014	$(8,341,647)
12/31/2015	(4,917,261)
12/31/2016	(3,918,515)
12/31/2017	(7,435,333)
12/31/2018	(2,540,310)
$(27,153,066)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures contracts, book/tax difference in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

10. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

56	Western Asset Short-Term Bond Fund 2013 Annual Report

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal. In November 2013, the U.S. Court of Appeals for the Second Circuit issued a summary order affirming the dismissal of the case in its entirety. On November 26, 2013, Plaintiff filed a petition for panel rehearing and for rehearing en banc with the U.S. Court of Appeals for the Second Circuit. On January 13, 2014, the appeals court denied Plaintiff’s petition.

11. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

Western Asset Short-Term Bond Fund 2013 Annual Report	57

Report of independent registered public

accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Short-Term Bond Fund (the “Fund”), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Short-Term Bond Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 24, 2014

58	Western Asset Short-Term Bond Fund 2013 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 11-12, 2013, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Short-Term Bond Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of a sub-advisory agreement (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited (together with the Subadviser, the “Subadvisers”), an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or the Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

Western Asset Short-Term Bond Fund	59

Board approval of management and subadvisory agreements (unaudited) (cont’d)

In approving the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and each Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds

60	Western Asset Short-Term Bond Fund

included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as short investment-grade debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2013 was above the median and that its performance was below the median for the 10-year period ended June 30, 2013. The Board noted the explanations from the Manager and the Subadvisers concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, Subadvisers’ fees and the amount of the management fee retained by the Manager after payment of the subadvisory fees in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

Western Asset Short-Term Bond Fund	61

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of institutional funds (including the Fund) classified as short investment-grade debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was above the median and that its Actual Management Fee was below the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board took into account management’s discussion of the Fund’s expenses. The Board considered that the Fund’s Contractual Management Fee was reduced in October 2012 and noted that this lower fee was not fully reflected in the Lipper comparisons. The Board also considered that the current expense limitation applicable to certain of the Fund’s share classes is expected to continue through December 2015.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed previously by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Fund’s Contractual Management Fee, which was reduced in October 2012, does not have breakpoints. The Board also noted that the Fund’s Contractual Management Fee is approximately equivalent to the asset-weighted average of management fees paid by other funds with the same Lipper investment classification/objective at lower asset levels, and only slightly higher at higher asset levels.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

62	Western Asset Short-Term Bond Fund

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Western Asset Short-Term Bond Fund	63

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Short-Term Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past 5 years	World Affairs Council (since 2009); Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

64	Western Asset Short-Term Bond Fund

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1992 and since 2013
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Western Asset Short-Term Bond Fund	65

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (since 2006); ICI Executive Committee (since 2011); Chairman of the Independent Directors Council (since 2012)

Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Director Emeritus, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

66	Western Asset Short-Term Bond Fund

Interested Trustee and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 167 funds associated with Legg Mason Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President – Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).
Number of funds in fund complex overseen by Trustee	155
Other board memberships held by Trustee during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Western Asset Short-Term Bond Fund	67

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

68	Western Asset Short-Term Bond Fund

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

James Crowley Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1966
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2010); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2011); formerly, Controller of Security Fair Valuation and Project Management for Legg Mason & Co. or its affiliates (prior to 2010)

Western Asset Short-Term Bond Fund	69

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2013, Mr. Fuller was appointed to the position of President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer. Mr. Gerken retired effective May 31, 2013. Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

70	Western Asset Short-Term Bond Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2013:

Record date:	Daily
Payable date:	Monthly
Interest from Federal obligations	5.46%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset Short-Term Bond Fund	71

Western Asset

Short-Term Bond Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller*

President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington*

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Dr. Harrington became Chair and Mr. Fuller became a Trustee, President and Chief Executive Officer.

Western Asset Short-Term Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Short-Term Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund 1-887-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Short-Term Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0834 2/14 SR14-2128

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a)	Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2012 and December 31, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $189,910 in December 31, 2012 and $171,929 in December 31, 2013.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $32,500 in December 31, 2012 and $0 in December 31, 2013. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $12,450 in December 31, 2012 and $14,450 in December 31, 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d)	All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in December 31, 2012 and $0 in December 31, 2013.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e)	Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1)	The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2)	For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2012 and December 31, 2013; Tax Fees were 100% and 100% for December 31, 2012 and December 31, 2013; and Other Fees were 100% and 100% for December 31, 2012 and December 31, 2013.

(f)	N/A

(g)	Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2013.

(h)	Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act . The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	February 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	February 25, 2014

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	February 25, 2014